UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, 10th Floor, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset value (NAV) at that date was $11.33 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $10.32.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Global Income Builder at NAV[a]	9.41%	17.80%
Cohen & Steers Global Income Builder at Market Value[a]	8.19%	23.10%
MSCI World Index—net[b]	9.36%	15.83%
S&P 500 Index[b]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund's assets are allocated among five proprietary strategies: global large cap value stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of December 31, 2012, 67.5% of the Fund's assets were invested in the global large cap value strategy.

Investment Review

Equity markets were volatile in 2012, but finished the year with solid gains. Concerns over Europe's sovereign debt crises, China's slowing economy and U.S. election-year politics were eased by improving economic data. Central bank activity and policy statements sparked a third-quarter rally: the Federal Reserve (Fed) and European Central Bank (ECB) underscored their willingness to act to support their economies, and China hinted that it would ease interest rates.

Financial institutions rebounded

After coming under pressure for more than four years, financial institutions led the Fund's 2012 large cap value allocation, which had a total return of 31.4%c. Most of the major banks passed their stress tests, reported in March, and several raised dividends. JPMorgan Chase's midyear trading scandal and the threat of LIBOR litigation rattled banks in the third quarter, but the sector rallied again after a post-election slump triggered when hopes were dashed for a Romney win with fewer regulations.

The consumer discretionary group (26.8%) also outperformed, with assists from the automobile industry's late rebound and The Walt Disney Company's strong outperformance. Health care stocks (19.5%) rallied on the Supreme Court's June decision in favor of the Affordable Care Act and the re-election of President Obama, which made it clear that the Act is here to stay.

Energy companies (2.9%) lagged, rising and falling with oil prices, which spiked over concerns about Iran and sank on slower global growth. The telecommunication services group (6.2%) was pulled down by early declines in AT&T, which went on to beat estimates. Information technology (13.9%) saw weakening demand for PCs, but growing demand in data servers, smartphones and tablets. The fortunes of the cyclical materials sector (12.7%) were linked to macroeconomic uncertainties.

Investors shunned utilities

Within global infrastructure, which was 13.8% of the Fund, investors cooled on electric utilities in 2012 (0.2%d). Regulated utilities in the United States were richly valued, while U.S. and European integrated utilities faced regulatory and political risks, as well as an oversupply of power relative to

c  Large cap sector returns are in U.S. dollars as measured by the MSCI World Index.

d  Global infrastructure sector returns in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

demand. Companies in the railways subsector (11.3%), most of which are domiciled in Japan, struggled for much of the year, but improved in the fourth quarter. Passenger traffic increased and Prime Minister Shinzo Abe's new government said it would enact measures to stimulate the country's moribund economy.

Global real estate soared

Global real estate securities (7.5% of the Fund's assets) had an exceptional year in 2012. Markets in Asia Pacific and Europe saw sharp reversals from their losses in the previous year, while the United States continued to produce strong total returns. By region, Asia Pacific led the index, followed by Europe and North America.

In Japan (68.2%e), real estate securities dwarfed the returns of most other Japanese equities. Developers in particular benefited from growing political pressure for greater monetary and fiscal stimulus to deal with the country's persistent deflation problem. Coming into the year, fears of a sharp slowdown in China weighed on investor sentiment. But as the country's growth trends stabilized, markets throughout the region surged, including real estate. In Hong Kong (43.4%), REITs benefited from investor demand for yield and expectations of improving office fundamentals. Singapore (55.8%) saw its role grow as a financial hub, fueling demand for offices and industrial properties as foreign companies sought to grow their presence in the region.

Within European markets, the U.K. (29.9%), France (36.0%) and Germany (38.8%) outperformed, due mostly to better market liquidity and larger, higher-quality companies. The Netherlands (8.9%) was relatively subdued amid concerns about companies' exposure to southern Europe and secondary real estate.

U.S. REITs (18.0%f) marked their fourth consecutive year of solid returns, benefiting from modest demand growth but scant new supply. All property sectors advanced, led by industrial (31.3%), regional mall (28.2%) and shopping center (25.0%) owners, which saw an increase in consumer demand. In contrast, the apartment sector (6.9%) underperformed after a strong run, as investors took profits in anticipation that an improving housing market could lessen the demand for rental units. The subdued outlook for demand restrained the office sector (14.2%).

Fund performance

The Fund advanced and outperformed its benchmark in 2012 based on both NAV and market price. At 67.5% of the Fund's assets, the large cap value strategy was the main driver of absolute performance. Within the group, our stock selection in information technology and energy was the biggest contributor to relative performance; our underweight in materials was also helpful. Stock selection in consumer discretionary, health care and industrials companies was unfavorable.

e  Country returns in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

f  U.S. country and property sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Within the global infrastructure and utilities allocation, our stock selection in the toll roads (with a total return of 17.1% in the index), marine ports (15.5%) and water (16.2%) subsectors and our overweight in water companies were beneficial, while our underweight and stock selection in communications companies detracted. The Fund's Global real estate securities (7.5% of the Fund's assets) underperformed the FTSE EPRA/NAREIT Developed Real Estate Index largely due to our overweight and stock selection in Hong Kong and our underweight and stock selection in Australia. Our out-of-index allocation to preferred securities was favorable, while our investments in closed-end funds—also out-of-index—were not.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), boosted the Fund's performance for the year compared with its benchmark, which is not leveraged.

Impact of derivatives on Fund performance

The Fund used derivatives in the form of options during the 12-month period ended December 31, 2012. These instruments detracted from the Fund's overall performance.

Investment Outlook

We enter 2013 with our optimism about equities intact. The U.S. 2013 tax rate negotiations have concluded, and investors are responding positively. But we expect markets to remain choppy as we move on to the next hurdle—U.S. debt ceiling negotiations. Balancing this somewhat is the Federal Reserve's open-ended quantitative easing policy: the Fed seems willing to accept the risk of modest inflation for now in the service of improving the broader economy.

Within our large cap strategy, we think financial institutions have room to grow as their credit profiles continue to improve. Bank valuations are low and there is considerable upside potential. We are growing more interested in life insurance companies as we expect interest rates to rise this year, which would lift returns on their invested premiums.

The reversion of payroll taxes to pre-2011 levels may have a negative impact on consumer discretionary names—yet, select consumer discretionary stocks remain more appealing to us than consumer staples or telecom companies. Telecommunications companies are coming off a strong year in a relatively weak economy; however, we expect their growth to slow in 2013.

Industrials and materials companies may improve as the economies of China and Europe stabilize and rebound. Aerospace has enjoyed strong orders for commercial aircraft as airlines migrate to fuel-efficient fleets. But aerospace and other defense-related industrials companies have a hurdle coming up in March: sequestration, which may entail significant cuts to defense spending.

Within the global real estate universe, the accommodative policies of nearly every central bank and the modest expansion we expect from the global economy may contribute to another year of attractive total returns in 2013. We are finding opportunities in nearly every market, and continue to recommend a globally diversified approach to real estate allocations. Overall, we favor Asia Pacific based on relative value, while remaining more selective in North America.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

U.S. dividend tax rates in 2013 will be higher, but not as high as some had feared, which mostly maintains the appeal of higher-income strategies such as infrastructure. That means that U.S.-based regulated utilities may be poised for stronger performance in 2013, particularly in the context of their recent underperformance (specifically, electric utilities' underperformance) and more attractive valuations.

We believe the global economy will continue to inch ahead at a slow but steady pace. The United States is experiencing a modest rate of growth that is not yet raising inflationary concerns. Europe is in recession, but appears to be stabilizing on pockets of strength in Germany and northern Europe. Meanwhile, China is moderating from a lower rate of growth that had triggered a decline in its capital markets. The new Chinese leadership is seeking to foster economic activity and reduce the rates and red tape that hobble growth. Japan also has new leadership; Prime Minister Abe is focused on weakening the currency to stimulate the economy and drive exports.

All developed markets have been benefiting from accommodative central bank policies, and this assistance is unlikely to end soon. The International Monetary Fund recently lowered its global economic growth outlook to 3.5% in 2013—up from the 3.2% they expected for 2012. The sum of these actions suggests equities could again be attractive investments in a low-growth world in 2013. We expect to see a continued rotation out of historically low-yielding debt and into dividend-paying equities, many of which offer better yields and greater appreciation potential.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS
	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM
	Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	WILLIAM F. SCAPELL	DOUGLAS R. BOND
Portfolio Manager	Portfolio Manager	Portfolio Manager

JON CHEIGH	BEN MORTON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2012, leverage represented 21% of the Fund's managed assets.

Leverage Factsa

Leverage (as a % of managed assets)	21%
Current Rate on Debt[b]	1.0%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2012. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

December 31, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Apple	$7,062,648	2.1
Novartis AG	6,399,452	1.9
Nestle SA	6,088,518	1.8
Exxon Mobil Corp.	5,309,583	1.6
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	4,621,421	1.4
Chevron Corp.	4,372,100	1.3
GlaxoSmithKline PLC	4,293,499	1.3
Koninklijke Vopak NV	4,241,255	1.3
Nuveen Credit Strategies Income Fund	4,170,411	1.3
PIMCO Income Opportunity Fund	4,069,461	1.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
COMMON STOCK	111.4%
AUSTRALIA	4.3%
FINANCIAL—BANKS	0.9%
Australia and New Zealand Banking Group Ltd.[a,b]		91,261	$2,403,493
MATERIALS—METALS & MINING	0.9%
BHP Billiton Ltd.[a,b]		61,787	2,412,191
REAL ESTATE	1.3%
DIVERSIFIED	0.6%
Cromwell Property Group		674,584	588,438
Mirvac Group[b]		533,114	829,653
			1,418,091
RETAIL	0.7%
Charter Hall Retail REIT[b]		261,955	1,027,336
Westfield Group[b]		77,659	857,655
			1,884,991
TOTAL REAL ESTATE			3,303,082
TOLL ROADS	1.2%
Transurban Group[b]		500,000	3,178,297
TOTAL AUSTRALIA			11,297,063
BERMUDA	0.2%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[c]		47,755	558,256
BRAZIL	3.2%
TOLL ROADS	1.4%
CCR SAa		400,000	3,799,756
WATER	1.8%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[d]		55,300	4,621,421
TOTAL BRAZIL			8,421,177
CANADA	3.6%
FINANCIAL	1.4%
BANKS	0.5%
Toronto-Dominion Bank (USD)		16,700	1,408,311

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INSURANCE	0.9%
Power Corp.[a]		88,800	$2,265,752
TOTAL FINANCIAL			3,674,063
MATERIALS—CHEMICALS	0.8%
Potash Corp. of Saskatchewan		47,500	1,933,045
REAL ESTATE—OFFICE	0.3%
Brookfield Office Properties (USD)[a]		46,570	792,156
TELECOMMUNICATION SERVICES	0.6%
Rogers Communications		36,400	1,652,583
TRANSPORT—RAIL	0.5%
Canadian National Railway Co.		13,800	1,253,196
TOTAL CANADA			9,305,043
FRANCE	4.1%
COMMUNICATIONS—SATELLITES	0.6%
Eutelsat Communications[a,b]		50,000	1,663,010
CONSUMER STAPLES	0.9%
Danone SAa,b		37,400	2,471,738
CONSUMER—CYCLICAL—DIVERSIFIED	0.5%
LVMH Moet Hennessy Louis Vuitton SAa,b		6,600	1,218,078
ENERGY—OIL & GAS	1.0%
Total SAa,b		49,181	2,559,031
FINANCIAL—BANKS	0.2%
BNP Paribas[b]		11,000	626,230
MATERIALS—CONSTRUCTION MATERIALS	0.4%
Lafarge SAa,b		14,400	929,841
REAL ESTATE—RETAIL	0.5%
Klepierre[b]		29,937	1,196,560
TOTAL FRANCE			10,664,488
GERMANY	4.4%
AUTOMOTIVE	0.9%
Bayerische Motoren Werke AGa,b		22,800	2,218,690
FINANCIAL—INSURANCE	1.3%
Allianz SEa,b		24,100	3,359,467

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INDUSTRIALS—ELECTRICAL EQUIPMENT	1.1%
Siemens AGa,b		27,100	$2,963,401
TECHNOLOGY—SOFTWARE	1.1%
SAP AGa,b		37,000	2,975,267
TOTAL GERMANY			11,516,825
HONG KONG	4.9%
ELECTRIC—REGULATED ELECTRIC	1.3%
CLP Holdings Ltd.[a,b]		419,000	3,528,510
ENERGY—OIL & GAS	0.4%
CNOOC Ltd.[a,b]		509,000	1,121,333
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.3%
Hong Kong Exchanges and Clearing Ltd.[a,b]		39,000	674,940
INDUSTRIAL—DIVERSIFIED	0.9%
Hutchison Whampoa Ltd.[a,b]		225,000	2,384,313
REAL ESTATE	1.3%
DIVERSIFIED	0.2%
Hysan Development Co., Ltd.[b]		115,000	559,976
OFFICE	0.6%
Hongkong Land Holdings Ltd. (USD)[b]		217,000	1,532,641
RESIDENTIAL	0.5%
Country Garden Holdings Co.[b,c]		2,275,251	1,215,579
TOTAL REAL ESTATE			3,308,196
TELECOMMUNICATION SERVICES	0.7%
China Mobile Ltd.[a,b]		151,500	1,782,806
TOTAL HONG KONG			12,800,098
IRELAND	1.1%
HEALTH CARE—HEALTHCARE PRODUCTS
Covidien PLC (USD)		50,200	2,898,548
ITALY	2.2%
ENERGY—OIL & GAS	1.0%
Eni S.p.A.[a,b]		103,400	2,533,043
GAS DISTRIBUTION	1.2%
Snam Rete Gas S.p.A.[a,b]		700,482	3,269,542
TOTAL ITALY			5,802,585

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
JAPAN	8.1%
AUTOMOTIVE	0.8%
Toyota Motor Corp.[a,b]		47,000	$2,194,718
FINANCIAL	0.4%
BANKS	0.2%
Sumitomo Mitsui Trust Holdings[a,b]		153,000	539,066
INSURANCE	0.2%
NKSJ Holdings[a,b]		21,250	455,792
TOTAL FINANCIAL			994,858
HEALTH CARE—PHARMACEUTICALS	0.6%
Astellas Pharma[a,b]		33,000	1,483,732
INDUSTRIALS	2.3%
COMMERCIAL SERVICES & SUPPLIES	1.2%
Secom Co., Ltd.[a,b]		63,800	3,214,386
ELECTRICAL EQUIPMENT	1.1%
Fanuc Ltd.[a,b]		15,100	2,809,347
TOTAL INDUSTRIALS			6,023,733
MATERIALS—METALS & MINING	0.2%
Sumitomo Metal Mining Co., Ltd.[a,b]		29,000	409,360
REAL ESTATE—DIVERSIFIED	1.5%
Mitsubishi Estate Co., Ltd.[b]		72,000	1,723,730
NTT Urban Development Corp.[b]		896	869,057
Tokyo Tatemono Co., Ltd.[b]		275,000	1,416,537
			4,009,324
TECHNOLOGY	1.8%
ELECTRONIC EQUIPMENT & INSTRUMENTS	1.3%
Kyocera Corp.[a,b]		16,800	1,523,177
Sony Corp.[a,b]		90,000	1,009,391
TDK Corp.[a,b]		21,700	790,243
			3,322,811
OFFICE ELECTRONICS	0.5%
Canon[a,b]		35,400	1,372,094
TOTAL TECHNOLOGY			4,694,905

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
TELECOMMUNICATION SERVICES	0.5%
KDDI Corp.[b]		20,000	$1,413,946
TOTAL JAPAN			21,224,576
MEXICO	0.7%
CONSUMER—NON-CYCLICAL—RETAIL	0.5%
Wal-Mart de Mexico SA de CV		410,600	1,339,835
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		473,400	545,316
TOTAL MEXICO			1,885,151
NETHERLANDS	2.0%
MARINE PORTS	1.6%
Koninklijke Vopak NVa,b		60,000	4,241,255
REAL ESTATE—RETAIL	0.4%
Eurocommercial Properties NVb		22,101	888,330
TOTAL NETHERLANDS			5,129,585
SINGAPORE	1.1%
REAL ESTATE	0.7%
DIVERSIFIED	0.4%
CapitaLand Ltd.[b]		348,000	1,071,182
INDUSTRIAL	0.3%
Global Logistic Properties Ltd.[b]		345,000	797,886
TOTAL REAL ESTATE			1,869,068
TECHNOLOGY—SEMICONDUCTORS	0.4%
Avago Technologies Ltd. (USD)		29,600	937,136
TOTAL SINGAPORE			2,806,204
SOUTH KOREA	0.8%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR		1,000	705,000
Samsung Electronics Co., Ltd. GDR[b]		2,000	1,435,608
			2,140,608
SPAIN	0.3%
TELECOMMUNICATION SERVICES
Telefonica SAa,b		53,000	717,569

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SWITZERLAND	6.8%
CONSUMER—NON-CYCLICAL—FOOD	2.3%
Nestle SAa,b		93,320	$6,088,518
FINANCIAL	1.0%
BANKS	0.3%
Credit Suisse Group AGb,c		30,000	732,191
INSURANCE	0.7%
Zurich Insurance Group AGb,c		6,700	1,795,318
TOTAL FINANCIAL			2,527,509
HEALTH CARE—PHARMACEUTICALS	2.5%
Novartis AGa,b		101,300	6,399,452
MATERIALS—CHEMICALS	1.0%
Syngenta AGa,b		6,600	2,666,310
TOTAL SWITZERLAND			17,681,789
UNITED KINGDOM	10.3%
CONSUMER—NON-CYCLICAL	2.1%
AGRICULTURE	0.6%
British American Tobacco PLC[a,b]		29,100	1,479,297
HOUSEHOLD PRODUCTS	1.5%
Reckitt Benckiser Group PLC[a,b]		61,300	3,891,299
TOTAL CONSUMER—NON-CYCLICAL			5,370,596
ELECTRIC—REGULATED ELECTRIC	1.3%
National Grid PLC[a,b]		292,000	3,349,068
ENERGY	1.7%
INTEGRATED OIL & GAS	1.1%
Royal Dutch Shell PLC[a,b]		84,424	2,930,373
OIL & GAS EQUIPMENT & SERVICES	0.6%
Ensco PLC, Class A (USD)		26,000	1,541,280
TOTAL ENERGY			4,471,653
FINANCIAL—BANKS	2.0%
Barclays PLC[b]		570,000	2,476,068
HSBC Holdings PLC[a,b]		250,166	2,650,950
			5,127,018

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
HEALTH CARE—PHARMACEUTICALS	1.6%
GlaxoSmithKline PLC[a,b]		197,200	$4,293,499
INDUSTRIAL—AEROSPACE & DEFENSE	0.2%
EasyJet PLC[b]		45,000	566,000
REAL ESTATE—DIVERSIFIED	0.5%
Hammerson PLC[b]		105,190	843,489
Land Securities Group PLC[b]		34,855	465,001
			1,308,490
TELECOMMUNICATION SERVICES	0.9%
Vodafone Group PLC[a,b]		892,000	2,245,399
TOTAL UNITED KINGDOM			26,731,723
UNITED STATES	53.3%
AUTOMOTIVE	0.5%
Ford Motor Co.[a]		101,100	1,309,245
COMMUNICATIONS—TOWERS	0.2%
American Tower Corp.		5,542	428,230
CONSUMER—CYCLICAL	5.6%
HOME BUILDERS	0.6%
D.R. Horton[a,d]		84,000	1,661,520
MEDIA	1.7%
The Walt Disney Co.[a,d]		51,400	2,559,206
Time Warner Cable		19,700	1,914,643
			4,473,849
RESTAURANT	1.0%
McDonald's Corp.[a]		28,739	2,535,067
RETAIL	1.5%
Nordstrom[a]		32,340	1,730,190
Ross Stores[a]		39,200	2,122,680
			3,852,870
SPECIALTY RETAIL	0.8%
PetSmart		17,400	1,189,116
Tiffany & Co.[d]		15,000	860,100
			2,049,216
TOTAL CONSUMER—CYCLICAL			14,572,522

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
CONSUMER—NON-CYCLICAL	2.9%
AGRICULTURE	1.1%
Philip Morris International[a,d]		36,133	$3,022,164
BEVERAGE	0.7%
PepsiCo[a,d]		25,710	1,759,335
COSMETICS/PERSONAL CARE	0.5%
Procter & Gamble Co.[a,d]		17,676	1,200,024
RETAIL	0.6%
CVS Caremark Corp.[a]		33,300	1,610,055
TOTAL CONSUMER—NON-CYCLICAL			7,591,578
ELECTRIC	3.5%
INTEGRATED ELECTRIC	1.2%
PPL Corp.[a,d]		110,000	3,149,300
REGULATED ELECTRIC	2.3%
PG&E Corp.[a,d]		75,000	3,013,500
Southern Co.[a]		70,385	3,013,182
			6,026,682
TOTAL ELECTRIC			9,175,982
ENERGY	6.7%
OIL & GAS	6.1%
Apache Corp.[a,d]		18,700	1,467,950
Chevron Corp.[a,d]		40,430	4,372,100
Devon Energy Corp.[a,d]		40,873	2,127,031
Exxon Mobil Corp.[a]		61,347	5,309,583
Marathon Petroleum Corp.[a,d]		26,700	1,682,100
Occidental Petroleum Corp.[a]		13,300	1,018,913
			15,977,677
OIL & GAS SERVICES	0.6%
Schlumberger Ltd.[a]		23,298	1,614,318
TOTAL ENERGY			17,591,995

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
FINANCIAL	7.9%
BANKS	2.5%
Comerica[a,d]		41,800	$1,268,212
US Bancorp[a,d]		97,272	3,106,868
Wells Fargo & Co.[a]		62,987	2,152,895
			6,527,975
CREDIT CARD	0.8%
American Express Co.[a]		39,000	2,241,720
DIVERSIFIED FINANCIAL SERVICES	3.0%
BlackRock		5,823	1,203,673
Citigroup[a,d]		48,811	1,930,963
Goldman Sachs Group		7,200	918,432
JPMorgan Chase & Co.[a]		85,394	3,754,774
			7,807,842
INSURANCE	1.6%
Aflac[d]		12,000	637,440
American International Group[c]		31,400	1,108,420
Prudential Financial[a,d]		44,700	2,383,851
			4,129,711
TOTAL FINANCIAL			20,707,248
GAS DISTRIBUTION	1.0%
Sempra Energy[a,d]		37,500	2,660,250
HEALTH CARE	3.3%
BIOTECHNOLOGY	0.5%
Amgen[a]		15,700	1,355,224
HEALTH CARE PROVIDERS & SERVICES	0.7%
UnitedHealth Group		31,400	1,703,136
HEALTHCARE PRODUCTS	0.4%
Johnson & Johnson[d]		16,036	1,124,124
PHARMACEUTICALS	1.7%
Abbott Laboratories[a]		32,663	2,139,426
Pfizer[a]		87,984	2,206,639
			4,346,065
TOTAL HEALTH CARE			8,528,549

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INDUSTRIAL	6.1%
AEROSPACE & DEFENSE	1.9%
General Dynamics Corp.[a,d]		38,919	$2,695,919
United Technologies Corp.[a]		28,973	2,376,076
			5,071,995
DIVERSIFIED MANUFACTURING	1.9%
Caterpillar[a]		10,700	958,506
General Electric Co.[a]		54,030	1,134,089
Parker Hannifin Corp.[d]		7,000	595,420
Stanley Black & Decker[d]		16,000	1,183,520
WW Grainger		5,500	1,113,035
			4,984,570
ELECTRICAL EQUIPMENT	0.5%
Emerson Electric Co.[a]		24,000	1,271,040
MACHINERY	0.3%
Timken Co.[d]		14,900	712,667
TRANSPORTATION	1.5%
Norfolk Southern Corp.[a,d]		27,000	1,669,680
United Parcel Service[a,d]		29,660	2,186,832
			3,856,512
TOTAL INDUSTRIAL			15,896,784
MATERIALS	1.9%
CHEMICALS	1.0%
Dow Chemical Co.[a,d]		24,800	801,536
Ecolab		9,000	647,100
Monsanto Co.		11,300	1,069,545
			2,518,181
METALS & MINING	0.9%
Freeport-McMoRan Copper & Gold[a,d]		37,200	1,272,240
Newmont Mining Corp.[a,d]		22,900	1,063,476
			2,335,716
TOTAL MATERIALS			4,853,897

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
PIPELINES—PIPELINES—MLP	1.4%
EQT Midstream Partners LP		30,725	$957,084
MarkWest Energy Partners LPd		50,693	2,585,850
			3,542,934
REAL ESTATE	3.2%
DIVERSIFIED	1.1%
Forest City Enterprises, Class Ac		76,107	1,229,128
Vornado Realty Trust		21,142	1,693,051
			2,922,179
OFFICE	0.5%
CommonWealth REIT		35,750	566,280
Corporate Office Properties Trust		33,408	834,532
			1,400,812
RESIDENTIAL—APARTMENT	1.0%
Apartment Investment & Management Co.[d]		33,593	909,027
Associated Estates Realty Corp.		52,213	841,674
Colonial Properties Trust[d]		34,609	739,594
			2,490,295
SHOPPING CENTERS	0.6%
COMMUNITY CENTER	0.4%
DDR Corp.[d]		64,804	1,014,831
REGIONAL MALL	0.2%
Glimcher Realty Trust		58,538	649,186
TOTAL SHOPPING CENTERS			1,664,017
TOTAL REAL ESTATE			8,477,303
TECHNOLOGY	8.6%
COMPUTERS	3.4%
Apple[a]		13,250	7,062,648
International Business Machines Corp.[a]		9,833	1,883,511
			8,946,159
INTERNET SERVICE PROVIDER	0.4%
Google[a,c,d]		1,600	1,134,992

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SERVICES	1.0%
Visa, Class Aa		17,300	$2,622,334
SOFTWARE	2.7%
Microsoft Corp.[a,d]		51,015	1,363,631
Oracle Corp.[a,d]		91,700	3,055,444
Symantec Corp.[a,c,d]		140,300	2,639,043
			7,058,118
TELECOMMUNICATION EQUIPMENT	1.1%
Cisco Systems[d]		53,000	1,041,450
QUALCOMM[a]		27,400	1,699,348
			2,740,798
TOTAL TECHNOLOGY			22,502,401
TELECOMMUNICATION SERVICES	0.5%
AT&Ta		35,577	1,199,301
TOTAL UNITED STATES			139,038,219
TOTAL COMMON STOCK (Identified cost—$251,584,732)			290,619,507
CLOSED-END FUNDS	6.5%
BERMUDA	1.4%
ENERGY/ RESOURCES
ASA Gold and Precious Metals Ltd.		171,000	3,681,630
UNITED STATES	5.1%
GLOBAL INCOME	0.7%
First Trust Aberdeen Global Opportunity Income Fund[a]		70,400	1,256,640
Western Asset Global High Income Fund[a]		47,400	653,172
			1,909,812
HIGH YIELD	0.1%
PIMCO High Income Fund		29,700	311,256
MASTER LIMITED PARTNERSHIPS	0.2%
Nuveen Energy MLP Total Return Fund[d]		20,631	365,169

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
MULTI-SECTOR	1.7%
PIMCO Dynamic Income Fund		11,200	$327,488
PIMCO Income Opportunity Fund[a,d]		139,700	4,069,461
			4,396,949
SENIOR LOAN	2.4%
Eaton Vance Floating-Rate Income Trust[a]		72,950	1,243,068
Eaton Vance Senior Floating-Rate Trust		58,000	926,260
Nuveen Credit Strategies Income Fund[a]		432,167	4,170,411
			6,339,739
TOTAL UNITED STATES			13,322,925
TOTAL CLOSED-END FUNDS (Identified cost—$17,359,978)			17,004,555
PREFERRED SECURITIES—$25 PAR VALUE	2.1%
UNITED KINGDOM	1.0%
BANKS—FOREIGN
National Westminster Bank PLC, 7.76%, Series C (USD)		48,000	1,189,440
Royal Bank of Scotland Group PLC, 6.35%, Series N (USD)[a]		60,000	1,351,200
			2,540,640
UNITED STATES	1.1%
BANKS	0.8%
Countrywide Capital V, 7.00%, due 11/1/36		40,000	1,007,600
Zions Bancorp, 7.90%, Series F		40,000	1,196,800
			2,204,400
REAL ESTATE—DIVERSIFIED	0.3%
Colony Financial, 8.50%, Series A		28,000	731,640
TOTAL UNITED STATES			2,936,040
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$4,725,434)			5,476,680

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	5.0%
BRAZIL	0.8%
BANKS—FOREIGN
Banco do Brasil SA/Cayman, 9.25%, due 12/31/49, 144A (USD)[e]		1,750,000	$2,174,375
FRANCE	0.1%
BANKS—FOREIGN
Societe Generale, 6.625%, due 12/31/49 (USD)		400,000	400,780
JAPAN	0.4%
INSURANCE—PROPERTY CASUALTY—FOREIGN
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (USD)[e]		1,000,000	1,147,394
SWITZERLAND	1.1%
BANKS—FOREIGN	0.5%
UBS AG, 7.625%, due 8/17/22 (USD)		1,250,000	1,383,063
INSURANCE—REINSURANCE—FOREIGN	0.6%
Aquarius + Investments PLC, 8.25%, due 12/31/49 (USD)		1,310,000	1,405,986
TOTAL SWITZERLAND			2,789,049
UNITED KINGDOM	0.9%
BANKS—FOREIGN
Barclays Bank PLC, 7.625%, due 11/21/22		1,250,000	1,251,563
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144A (USD)[e]		1,000,000	1,042,500
TOTAL UNITED KINGDOM			2,294,063
UNITED STATES	1.7%
FINANCE	0.3%
General Electric Capital Corp., 7.125%, due 12/15/49, Series A		700,000	794,333
INSURANCE—MULTI-LINE	0.5%
American International Group, 8.175%, due 5/15/58, (FRN)		1,000,000	1,307,500

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[e]		1,750	$2,192,969
Total United States			4,294,802
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$11,655,081)			13,100,463
		Principal Amount
CORPORATE BONDS—UNITED STATES	0.6%
INSURANCE—PROPERTY CASUALTY
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ae (Identified cost—$1,342,521)		1,500,000	1,548,417
		Number of Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[f]		1,250,037	1,250,037
Federated Government Obligations Fund, 0.01%[f]		1,250,054	1,250,054
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,500,091)			2,500,091
TOTAL INVESTMENTS (Identified cost—$289,167,837)	126.6%		330,249,713
WRITTEN CALL OPTIONS	(0.5)%		(1,357,040)
LIABILITIES IN EXCESS OF OTHER ASSETS	(26.1)%		(68,019,564)
NET ASSETS (Equivalent to $11.33 per share based on 23,032,573 shares of common stock outstanding)	100.0%		$260,873,109

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Contracts	Value
WRITTEN CALL OPTIONS—UNITED STATES	(0.5)%
S&P 500 Index, USD Strike Price 1,430, 1/19/13		340	$(656,200)
S&P 500 Index, USD Strike Price 1,435, 1/19/13		50	(75,000)
S&P 500 Index, USD Strike Price 1,440, 1/19/13		138	(190,440)
S&P 500 Index, USD Strike Price 1,445, 1/19/13		140	(163,800)
S&P 500 Index, USD Strike Price 1,450, 1/19/13		280	(271,600)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$1,671,468)			$(1,357,040)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

FRN  Floating Rate Note

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $146,094,628 in aggregate has been pledged as collateral.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 47.8% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  All or a portion of the security is pledged in connection with written option contracts: $19,099,144 in aggregate has been pledged as collateral.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.1% of the net assets of the Fund, of which 0.0% are illiquid.

f  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SECTOR BREAKDOWN (Unaudited)

December 31, 2012
(Based on Managed Assets)

Sector Summary	% of Managed Assets
Financial (Common)	12.1
Technology (Common)	10.1
Energy (Common)	8.5
Real Estate (Common)	7.8
Health Care (Common)	7.1
Consumer—Non-Cyclical (Common)	6.2
Industrial (Common)	5.7
Closed-End Funds	5.1
Electric (Common)	4.8
Consumer—Cyclical (Common)	4.8
Materials (Common)	4.0
Telecommunication Services (Common)	2.9
Industrials (Common)	2.7
Banks—Foreign (Preferred)	2.7
Toll Roads (Common)	2.1
Gas Distribution (Common)	1.8
Automotive (Common)	1.7
Water (Common)	1.4
Marine Ports (Common)	1.3
Insurance (Preferred)	1.2
Pipelines (Common)	1.1
Other	0.9
Consumer Staples (Common)	0.7
Banks (Preferred)	0.7
Integrated Telecommunications Services (Preferred)	0.7
Communications (Common)	0.6
Insurance (Corporate Bonds)	0.5
Transport—Rail (Common)	0.4
Finance (Preferred)	0.2
Real Estate (Preferred)	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$289,167,837)	$330,249,713
Cash	56,045
Foreign currency, at value (Identified cost—$93,684)	93,638
Receivable for:
Investment securities sold	2,200,642
Dividends and interest	1,216,955
Other assets	69,412
Total Assets	333,886,405
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Options (Premiums received $1,671,468)	1,357,040
Investment securities purchased	886,639
Dividends declared on common shares	461,053
Investment management fees	280,845
Interest expense	59,462
Administration fees	22,468
Directors' fees	132
Other liabilities	145,657
Total Liabilities	73,013,296
NET ASSETS	$260,873,109
NET ASSETS consist of:
Paid-in capital	$333,145,658
Dividends in excess of net investment income	(323,093)
Accumulated net realized loss	(113,358,522)
Net unrealized appreciation	41,409,066
$260,873,109
NET ASSET VALUE PER COMMON SHARE:
($260,873,109 ÷ 23,032,573 shares outstanding)	$11.33
MARKET PRICE PER COMMON SHARE	$10.32
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(8.91)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $475,713 of foreign withholding tax)	$10,084,704
Interest income	743,911
Total Income	10,828,615
Expenses:
Investment management fees	3,295,005
Interest expense	768,249
Administration fees	327,643
Custodian fees and expenses	170,318
Professional fees	164,544
Line of credit fees	77,374
Shareholder reporting expenses	43,684
Transfer agent fees and expenses	21,398
Directors' fees and expenses	19,297
Registration and filing fees	8,036
Miscellaneous	58,130
Total Expenses	4,953,678
Net Investment Income	5,874,937
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments (net of $50,975 of foreign capital gains tax)	4,086,368
Options	(10,290,035)
Foreign currency transactions	(10,107)
Net realized loss	(6,213,774)
Net change in unrealized appreciation (depreciation) on:
Investments	39,455,152
Options	1,801,930
Foreign currency translations	3,706
Net change in unrealized appreciation	41,260,788
Net realized and unrealized gain	35,047,014
Net Increase in Net Assets Resulting from Operations	$40,921,951

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$5,874,937	$6,521,042
Net realized loss	(6,213,774)	(676,081)
Net change in unrealized appreciation (depreciation)	41,260,788	(9,941,238)
Net increase (decrease) in net assets resulting from operations	40,921,951	(4,096,277)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(6,563,837)	(6,879,603)
Tax return of capital	(19,232,645)	(18,951,655)
Total dividends and distributions to common shareholders	(25,796,482)	(25,831,258)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(396,817)
Total increase (decrease) in net assets applicable to common shares	15,125,469	(30,324,352)
Net Assets Applicable to Common Shares:
Beginning of year	245,747,640	276,071,992
End of year[a]	$260,873,109	$245,747,640

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $323,093 and $147,462, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2012

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$40,921,951
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(143,786,117)
Net purchases, sales and maturities of short-term investments	272,279
Net amortization of premium	6,502
Proceeds from sales and maturities of long-term investments	174,979,597
Net decrease in dividends and interest receivable and other assets	212,813
Net increase in interest expense payable, accrued expenses and other liabilities	6,213
Decrease in premiums received from options	(1,236,971)
Net change in unrealized appreciation on options	(1,801,930)
Net change in unrealized appreciation on investments	(39,455,152)
Net foreign capital gains tax paid	(50,975)
Net realized gain on investments	(4,086,368)
Cash provided by operating activities	25,981,842
Cash Flows to Financing Activities:
Distributions paid on common shares	(25,953,581)
Cash used for financing activities	(25,953,581)
Increase in cash	28,261
Cash at beginning of year (including foreign currency)	121,422
Cash at end of year (including foreign currency)	$149,683

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value per common share, beginning of year	$10.67	$11.96	$11.91	$9.94	$19.59
Income from investment operations:
Net investment income	0.26	0.33	0.31	0.38	0.51
Net realized and unrealized gain (loss)	1.52	(0.50)	0.86	2.83	(8.03)
Total from investment operations	1.78	(0.17)	1.17	3.21	(7.52)
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	(0.02)	(0.07)
Net realized gain	—	—	—	—	(0.05)
Total dividends and distributions to preferred shareholders	—	—	—	(0.02)	(0.12)
Total from investment operations applicable to common shares	1.78	(0.17)	1.17	3.19	(7.64)
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.00)[a]
Less dividends and distributions to common shareholders from:
Net investment income	(0.28)	(0.30)	(0.31)	(0.37)	(0.45)
Net realized gain	—	—	—	—	(0.28)
Tax return of capital	(0.84)	(0.82)	(0.81)	(0.85)	(1.31)
Total dividends and distributions to common shareholders	(1.12)	(1.12)	(1.12)	(1.22)	(2.04)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	—	0.00 [a]	(0.00)[a]	—
Anti-dilutive effect from the purchase of common shares	—	0.00 [a]	—	—	0.03
Net increase (decrease) in net asset value per common share	0.66	(1.29)	0.05	1.97	(9.65)
Net asset value, per common share, end of year	$11.33	$10.67	$11.96	$11.91	$9.94
Market value, per common share, end of year	$10.32	$9.30	$11.21	$11.29	$7.86
Total net asset value return[b]	17.80%	–0.38%	11.18%	37.19%	–40.66%
Total market value return[b]	23.10%	–7.36%	9.93%	64.47%	–47.14%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2012	2011	2010	2009	2008
Net assets applicable to common shares, end of year (in millions)	$260.9	$245.7	$276.1	$274.0	$228.2
Ratio of expenses to average daily net assets applicable to common shares[c,d]	1.91%	2.01%	2.22%	2.25%	2.09%
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[c,d]	1.61%	1.65%	1.71%	1.86%	1.72%
Ratio of net investment income to average daily net assets applicable to common shares[c,d]	2.26%	2.46%	2.51%	3.10%	3.35%
Ratio of expenses to average daily managed assets[c,d,e]	1.50%	1.56%	1.70%	1.68%	1.59%
Portfolio turnover rate	44%	56%	53%	85%	56%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of year (in 000's)	—	—	—	—	$43,000
Total shares outstanding (in 000's)	—	—	—	—	2
Asset coverage ratio for revolving credit agreement	474%	452%	454%	451%	690%
Asset coverage per $1,000 for revolving credit agreement	$4,737	$4,521	$4,539	$4,513	$6,896
Asset coverage ratio for auction market preferred shares	—	—	—	—	356%[f]
Asset coverage per share for auction market preferred shares	—	—	—	—	$89,000 [f]
Liquidation preference per share	—	—	—	—	$25,000
Average market value per share	—	—	—	—	$25,000 [g]

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

d  Does not include expenses incurred by the closed-end funds in which the Fund invests.

e  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

f  Includes the effect of the outstanding borrowings from the revolving credit agreement.

g  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2012, there were $106,279,006 of securities transferred between Level 1 and Level 2, which resulted from foreign equity fair value pricing procedures utilized by the Fund as of December 31, 2012.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Australia	$11,297,063	$588,438	$10,708,625	$—
Common Stock—Bermuda	558,256	558,256	—	—
Common Stock—Brazil	8,421,177	8,421,177	—	—
Common Stock—Canada	9,305,043	9,305,043	—	—
Common Stock—Ireland	2,898,548	2,898,548	—	—
Common Stock—Mexico	1,885,151	1,885,151	—	—
Common Stock—Singapore	2,806,204	937,136	1,869,068	—
Common Stock—South Korea	2,140,608	705,000	1,435,608	—
Common Stock— United Kingdom	26,731,723	1,541,280	25,190,443	—
Common Stock—United States	139,038,219	139,038,219	—	—
Common Stock— Other Countries	85,537,515	—	85,537,515	—
Closed-End Funds	17,004,555	17,004,555	—	—
Preferred Securities— $25 Par Value	5,476,680	5,476,680	—	—
Preferred Securities— Capital Securities	13,100,463	—	13,100,463	—
Corporate Bonds	1,548,417	—	1,548,417	—
Money Market Funds	2,500,091	—	2,500,091	—
Total Investments[a]	$330,249,713	$188,359,483	$141,890,230	$—
Written call options	(1,357,040)	(1,357,040)	—	—
Total Depreciation in Other Financial Instruments[a]	$(1,357,040)	$(1,357,040)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") and Closed-End Funds ("CEFs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and CEFs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships ("MLPs") are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2012, a portion of the dividends has been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.0% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor. On December 11, 2012, the Board of Directors of the Fund approved the termination of the subadvisory agreement with Cohen & Steers Europe S.A. effective December 31, 2012.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the year ended December 31, 2012, the Fund paid the investment manager $263,600 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund, in the amount of $4,516 for the year ended December 31, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $144,662,113 and $176,686,842, respectively.

Transactions in written options during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2011	2,314	$2,908,439
Options written	23,886	30,075,816
Options expired	(2,400)	(1,020,280)
Options terminated in closing transactions	(22,852)	(30,292,507)
Options outstanding at December 31, 2012	948	$1,671,468

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2012 and the effect of derivatives held during the year ended December 31, 2012, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2012 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	$—	Payable for Options	$1,357,040
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Appreciation
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(10,290,035)	$1,801,930

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary income	$6,563,837	$6,879,603
Tax return of capital	19,232,645	18,951,655
Total dividends and distributions	$25,796,482	$25,831,258

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$290,845,559
Gross unrealized appreciation	$52,543,009
Gross unrealized depreciation	(13,138,855)
Net unrealized appreciation	$39,404,154

As of December 31, 2012, the Fund had a net capital loss carryforward of $108,911,872 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of $809,760 and a long-term capital loss carryover of $4,998,941 recognized during the current year, which under current federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of the short-term capital loss carryovers, of

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

which $16,526,539 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $1,491,268 and long-term capital losses of $1,309,792 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and prior year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $164,849, accumulated net realized loss was charged $53,496 and dividends in excess of net investment income was credited $218,345. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the year ended December 31, 2012, and the year ended December 31, 2011, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2013 through the fiscal year ended December 31, 2013. During the year ended December 31, 2012, the Fund did not effect any repurchases. During the year ended December 31, 2011, the Fund repurchased 41,400 Treasury shares of its common stock at an average price of $9.58 per share (including brokerage commissions) at a weighted average discount of 12.9%. These repurchases, which had a total cost of $396,817, resulted in an increase of less than $0.005 to the Fund's net asset value per share.

Note 7. Borrowings

Prior to October 1, 2012, the Fund had entered into an $80,000,000 secured, committed revolving credit agreement with State Street Bank and Trust Company (State Street), as operations agent, and the lender identified in such credit agreement, with a 364-day term (the previous credit agreement). The previous credit agreement was due to expire on June 15, 2012 but was extended until September 30, 2012. Effective October 1, 2012, upon the expiration of the term of the previous credit agreement, the Fund entered into a new $80,000,000 secured, committed revolving credit agreement with State Street (the credit agreement). The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Fed Funds based rate. The Fund also pays a 0.15% per annum fee (0.20% under the previous credit agreement) based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of December 31, 2012, the Fund had outstanding borrowings of $69,800,000. During the year ended December 31, 2012, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 1.12%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the "Fund") at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2013

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2012) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (07/27/07)	One Year	Five Years	Since Inception (07/27/07)
17.80%	1.21%	2.27%	23.10%	1.73%	–0.32%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $8,697,351. Additionally, 51.2% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by Computershare as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to the Portfolio Management Team

Jon Cheigh and Elaine Zaharis-Nikas were added to the Fund's portfolio management team in 2012. Mr. Cheigh is executive vice president of the Advisor and Cohen & Steers and head of the global real estate investment team. Mr. Cheigh has been with the Advisor since 2005. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group. Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as a vice president of the Advisor and Cohen & Steers. Prior to joining the Advisor, Ms. Zaharis-Nikas was a credit analyst for five years, and an internal auditor for three years, at J.P. Morgan Chase. Ms. Zaharis-Nikas is a Chartered Financial Analyst.

Change to Investment Policies

Effective September 19, 2012, the Board of Directors approved the Fund's investments in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
William F. Scapell Age: 45	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003
Richard E. Helm Age: 53	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005
Yigal Jhirad Age: 48	Vice President

Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.

Since 2007
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

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INBAR

Annual Report December 31, 2012

Cohen & Steers Global Income Builder

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$54,080	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$12,700	$12,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)     The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)     No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011

Registrant	$12,700	$12,250
Investment Advisor	$15,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., (the “Advisor” or “C&S”) and Cohen & Steers Europe S.A., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (together, the “Subadvisors”) in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of more than one publicly-traded company;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-staggered boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

•                  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of December 31, 2012, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers

Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since inception	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

Jon Cheigh • Vice president • Portfolio manager since 2012	Executive vice president of C&S.

Douglas Bond • Vice president • Portfolio manager since inception	Executive vice president of C&S. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

William F. Scapell • Vice president • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Richard Helm • Vice president • Portfolio manager since inception	Senior vice president of C&S. Previously, senior portfolio manager of WM Advisors, Inc.

Yigal D. Jhirad • Vice president • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at Morgan Stanley, heading the portfolio and derivatives strategies effort.

Ben Morton • Vice president • Portfolio manager since 2007	Senior vice president of C&S.

Elaine Zaharis-Nikas • Vice president • Portfolio manager since 2012	Vice president of C&S.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Cheigh, Mr. Morton, Mr. Bond, Mr. Helm, Mr. Jhirad and Ms. Zaharis-Nikas direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2012, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. One (1) of the 17 other accounts managed by Mr. Helm with total assets of 76.8 million is subject to performance based fees. Two (2) of the 36 other accounts managed by Messrs. Cohen, Steers and Harvey, with total assets of $105.89 million, are subject to performance-based fees.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	17	$17,821,187,000

• Other pooled investment vehicles	36	$15,677,710,000

• Other accounts	36	$4,787,765,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	17	$17,821,187,000

• Other pooled investment vehicles	36	$15,677,710,000

• Other accounts	36	$4,787,765,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	17	$17,821,187,000

• Other pooled investment vehicles	36	$15,677,710,000

• Other accounts	36	$4,787,765,000

Douglas Bond

	Number of accounts	Total assets

• Registered investment companies	2	$705,766,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Jon Cheigh

	Number of accounts	Total assets

• Registered investment companies	7	$7,288,194,000

• Other pooled investment vehicles	29	$3,771,407,000

• Other accounts	15	$2,191,127,000

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$9,302,501,000

• Other pooled investment vehicles	2	$8,620,068,000

• Other accounts	4	$676,775,000

Richard Helm

	Number of accounts	Total assets

• Registered investment companies	5	$2,334,862,000

• Other pooled investment vehicles	2	$407,183,000

• Other accounts	17	$855,109,,000

Yigal D. Jhirad

	Number of accounts	Total assets

• Registered investment companies	2	$404,280,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Elaine Zaharis-Nikas

	Number of accounts	Total assets

• Registered investment companies	4	$4,023,123,000

• Other pooled investment vehicles	0	$0

• Other accounts	3	$438,685,000

Ben Morton

	Number of accounts	Total assets

• Registered investment companies	4	$3,081,868,000

• Other pooled investment vehicles	6	$720,131,000

• Other accounts	2	$111,083,000

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2012:

Dollar Range of Securities Owned

Martin Cohen	None
Robert Steers	$50,001 - $100,000
Joseph Harvey	None
Douglas Bond	None
Jon Cheigh	None
William F. Scapell	None
Richard Helm	None
Yigal Jhirad	None
Elaine Zaharis-Nikas	None
Ben Morton	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or Subadvisors, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the MSCI World Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

1/1/11 to 1/31/11	N/A	N/A	N/A	N/A
2/1/11 to 2/28/11	N/A	N/A	N/A	N/A
3/1/11 to 3/31/11	N/A	N/A	N/A	N/A
4/1/11 to 4/30/11	N/A	N/A	N/A	N/A
5/01/11 to 5/31/11	N/A	N/A	N/A	N/A
6/01/11 to 6/30/11	N/A	N/A	N/A	N/A
7/01/11 to 7/31/11	N/A	N/A	N/A	N/A
8/01/11 to 8/31/11	N/A	N/A	N/A	N/A
9/01/11 to 9/30/11	N/A	N/A	N/A	N/A
10/01/11 to 10/31/11	N/A	N/A	N/A	N/A
11/01/11 to 11/30/11	N/A	N/A	N/A	N/A
12/01/11 to 12/31/11	41,400	9.58	41,400	N/A

Note: On December 11, 2012, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) effective January 1, 2013 through the fiscal year ended December 31, 2013.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2013